                                                                    EXHIBIT 10.3

                              MORTGAGE AND SECURITY
                           AGREEMENT SUPPLEMENT NO. 1

      Mortgage and Security Agreement Supplement No. 1 dated September 10, 2004 ("MORTGAGE SUPPLEMENT") of AMERICA WEST AIRLINES, INC. (the "COMPANY").

                              W I T N E S S E T H:

      WHEREAS, the Engine Mortgage and Security Agreement, dated as of September 3, 2004 (the "MORTGAGE"), between the Company and Wells Fargo Bank Northwest, National Association (the "SECURITY TRUSTEE"), provides for the execution and delivery of supplements thereto substantially in the form hereof which shall particularly describe the Engines (such term and other defined terms in the Mortgage being used herein with the same meanings);

      NOW, THEREFORE, this Mortgage Supplement WITNESSETH that the Company hereby confirms that the Lien of the Mortgage on the Collateral covers all of the Company's right, title and interest in and to the property described on Annex A hereto.

      To have and to hold all and singular the aforesaid property unto the Security Trustee, its successors and assigns, for the benefit, security and protection of the Security Trustee, and for the uses and purposes and subject to the terms and provision set forth in the Mortgage.

      This Mortgage Supplement shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

      IN WITNESS WHEREOF, the Company has caused this Mortgage Supplement No. 1 to be duly executed by one of its duly authorized officers, as of the day and year first above written.

                                                     AMERICA WEST AIRLINES, INC.

                                                     By: /s/ Thomas T. Weir
                                                         ----------------------
                                                        Name: Thomas T. Weir
                                                        Title: Vice President
                                                               and Treasurer

                                                                      ANNEX A TO
                                                             MORTGAGE SUPPLEMENT

                             DESCRIPTION OF ENGINES

                                     ENGINES

                                                                             SERIAL                      DATE OF
          MANUFACTURER                        MODEL NUMBER                   NUMBER                      MANUF.
          ------------                        ------------                   ------                      -------
     CFM International, Inc.                    CFM56-3B2                    720601                      Jan-87
     CFM International, Inc.                    CFM56-3B2                    721179                      Apr-85
     CFM International, Inc.                    CFM56-3B1                    720772                      May-88
     CFM International, Inc.                    CFM56-3B1                    720867                      Jun-87
     CFM International, Inc.                    CFM56-3B1                    721395                      Dec-85
           Rolls Royce                         RB211-535E4                   30503                       Oct-84
International Aero Engines, Inc.                V2500-A1                     V0089                       Jul-89
International Aero Engines, Inc.                V2500-A1                     V0340                       Nov-93
International Aero Engines, Inc.                V2500-A1                     V0334                       Aug-93
International Aero Engines, Inc.                V2527-A5                     V10120                      Jun-95
International Aero Engines, Inc.                V2527-A5                     V10335                      Feb-98
International Aero Engines, Inc.                V2527-A5                     V10516                      Dec-98
International Aero Engines, Inc.                V2527-A5                     V10549                      May-99
International Aero Engines, Inc.                V2527-A5                     V10676                      Dec-99
International Aero Engines, Inc.                V2527-A5                     V10642                      Sep-99
International Aero Engines, Inc.                V2527-A5                     V10817                      Aug-00
International Aero Engines, Inc.                V2524-A5                     V10783                      Dec-00

Each engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.